UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2019

American Church Mortgage Company

(Exact name of registrant as specified in its charter)

Minnesota 000-25919 41-1793975

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

10400 Yellow Circle Drive, Suite 102, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 945-9455

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NA	NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

The Company decided on April 29, 2019 to not re-engage Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm. The Company has begun a competitive process in connection with the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2019 and has invited several firms to submit proposals.

Baker Tilly Virchow Krause, LLP’s reports on the Company’s financial statements for the years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years there were:

(i)	no disagreements with Baker Tilly Virchow Krause, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly Virchow Krause, LLP, would have caused Baker Tilly Virchow Krause, LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)	no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”).

The Company has provided Baker Tilly Virchow Krause, LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Baker Tilly Virchow Krause, LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Baker Tilly Virchow Krause, LLP’s letter dated May 3, 2019 is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

16.1	Letter of Baker Tilly Virchow Krause, LLP dated May 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Church Mortgage Company

Date: May 3, 2019

By /s/ Scott J. Marquis

Chief Financial Officer